Exhibit 21.1

BJ SERVICES COMPANY

SUBSIDIARIES

NAME OF ENTITY	JURISDICTION OF ORGANIZATION	PERCENTAGE OWNED
BJ SERVICES COMPANY	Delaware
ASPAC REGION PTE. LTD.	Singapore	100%
BJ GENERAL HOLDINGS	Luxembourg	100%
BJ GENERAL HOLDINGS SECS LLC	Luxembourg	100%
B.J. PETROLEUM SERVICES INTERNATIONAL LIMITED	Cyprus	100%
BIARRITZ OVERSEAS LIMITED	Cyprus	100%
BJ – ROTARY PETROLEUM SERVICES COMPANY LIMITED (JV)	Hungary	64%
BJ CANADA TECHNICAL SERVICES LIMITED	Cyprus	100%
BJ HOLDINGS (RUSSIA) LIMITED	Cyprus	100%
BJ OILFIELD SERVICES COMPANY (BEIJING) LIMITED	China	100%
BJ OILWELL SERVICES (M) SDN. BHD. (JV)	Malaysia	65%
BJ PETROLEUM SERVICES (CHINA) LIMITED	Cyprus	100%
BJ PETROLEUM SERVICES LIMITED	England	100%
BJ PROCESS & PIPELINE SERVICES PTE. LTD.	Singapore	100%
BJ PROCESS & PIPELINE SERVICES (AUSTRALIA) PTY LTD	Australia	100%
BJ PROCESS & PIPELINE SERVICES LIMITED	England	100%
BJ PROCESS AND PIPELINE SERVICES AS	Norway	100%
BJ PROCESS AND PIPELINE SERVICES COMPANY	Texas	100%
BJ PROCESS AND PIPELINE SERVICES GmbH	Germany	100%
BJ PUMPING SERVICES COMPANY S.A. (JV)	Panama	65%
BJ QUIMICA DO BRASIL LTDA.	Brazil	100%
BJ SAMOTLOR SERVICES VOSTOK	Russia	100%
BJ SECIM (SERVICOS-CIMENTO) de ANGOLA LIMITED (JV)	Scotland	75%
BJ SERVICE ARABIA LIMITED (JV)	Saudi Arabia	70%
BJ SERVICE INTERNATIONAL (THAILAND) LTD.	Thailand	100%
BJ SERVICE INTERNATIONAL, INC.	Delaware	100%
BJ SERVICES (GB) LIMITED	Scotland	100%
BJ SERVICES AS	Norway	100%
BJ SERVICES C.I., LTD.	Cayman Islands	100%
BJ SERVICES COMPANY (AUSTRALIA) PTY LTD	Australia	100%
BJ SERVICES COMPANY (CAMBODIA) CO., LTD.	Cambodia	100%
BJ SERVICES COMPANY (HONG KONG) LIMITED	Hong Kong	100%
BJ SERVICES COMPANY (MAURITIUS) LTD	Republic of Mauritius	100%
BJ SERVICES COMPANY (NEW ZEALAND) LIMITED	New Zealand	100%
BJ SERVICES COMPANY (NIGERIA) LIMITED (JV)	Nigeria	60%
BJ SERVICES COMPANY (SAKHALIN) LIMITED	Russia	100%
BJ SERVICES COMPANY (SINGAPORE) PTE. LTD.	Singapore	100%
BJ SERVICES COMPANY (UK) LIMITED	Scotland	100%
BJ SERVICES COMPANY AFRICA LIMITED	Scotland	100%
BJ SERVICES COMPANY B.V.	Netherlands	100%
BJ SERVICES COMPANY CANADA	Nova Scotia	100%
BJ SERVICES COMPANY CANADA SÀRL	Luxembourg	100%
BJ SERVICES COMPANY FRANCE S.A.R.L.	France	100%
BJ SERVICES COMPANY GmbH	Germany	100%
BJ SERVICES COMPANY ITALIA S.R.L.	Italy	100%
BJ SERVICES COMPANY LATIN AMERICA SARL	Switzerland	100%
BJ SERVICES COMPANY LIMITED	Scotland	100%
BJ SERVICES COMPANY MEXICANA S.A. DE C.V.	Mexico	100%
BJ SERVICES COMPANY MIDDLE EAST	Delaware	100%
BJ SERVICES COMPANY MIDDLE EAST LIMITED	Scotland	100%
BJ SERVICES COMPANY MIDDLE EAST S.a.r.l.	Switzerland	100%

NAME OF ENTITY	JURISDICTION OF ORGANIZATION	PERCENTAGE OWNED
BJ SERVICES COMPANY, S.A.	Panama	100%
BJ SERVICES COMPANY, U.S.A.	Delaware	100%
BJ SERVICES DE VENEZUELA, COMPANIA EN COMANDITA POR ACCIONES	Venezuela	100%
BJ SERVICES DE NICARAGUA S.A.	Nicaragua	100%
BJ SERVICES DE VENEZUELA, LLC	Delaware	100%
BJ SERVICES DO BRASIL LTDA	Brazil	100%
BJ SERVICES EQUIPMENT II, L.P.	Delaware	5%
BJ SERVICES EQUIPMENT, L.P.	Delaware	5%
BJ SERVICES GUATEMALA, SOCIEDAD DE RESPONSABILIDAD LIMITADA	Guatemala	100%
BJ SERVICES II, L.L.C.	Delaware	100%
BJ SERVICES INTERNATIONAL B.V.	Netherlands	100%
BJ SERVICES INTERNATIONAL LTD	England	100%
BJ SERVICES INTERNATIONAL S.a.r.l.	Luxembourg	100%
BJ SERVICES OPERATING & MAINTENANCE COMPANY II, L.L.C.	Delaware	100%
BJ SERVICES OPERATING & MAINTENANCE COMPANY, L.L.C.	Delaware	100%
BJ SERVICES S.R.L.	Argentina	100%
BJ SERVICES SUPPORT COMPANY	Cayman Islands	100%
BJ SERVICES Y COMPANIA, SOCIEDAD EN COMANDITA POR ACCIONES DE CAPITAL VARIABLE	El Salvador	100%
BJ SERVICES, L.L.C.	Delaware	100%
BJ SERVICIOS INTERNATIONAL S.A. DE C.V.	Mexico	100%
BJ TUBULAR SERVICES A/S	Denmark	100%
BJ TUBULAR SERVICES B.V.	Netherlands	100%
BJNEFT (CYPRUS) LIMITED	Cyprus	100%
CANADIAN FRACMASTER OFFSHORE (CYPRUS) LIMITED	Cyprus	100%
CFC HOLDINGS INC.	Delaware	100%
CFC PARTNER LLC	Delaware	100%
CHEMFRAC TRADING LIMITED	Cyprus	100%
COMPANIA DE SERVICIOS PETROLEROS BJ BOLIVIANA S.A.	Bolivia	100%
GULF WELL SERVICES COMPANY (JV)	Kuwait	40%
INTERNATIONAL CHEMICAL SPECIALITIES FZE	Dubai	100%
NOWSCO (NETH) GROUP B.V.	The Netherlands	100%
NOWSCO NORGE AS	Norway	100%
NOWSCO WELL SERVICE (VOSTOK) LIMITED	Russia	100%
NOWSCO-BJ SERVICES COMPANY (B) SDN BHD (JV)	Brunei	60%
OFS PORTAL, LLC (JV)	Delaware	4.64%
OILFIELD EQUIPMENT RENTAL (L) BHD.	Labuan	100%
OSCA, INC.	Delaware	100%
P.T. BJ SERVICES INDONESIA (JV)	Indonesia	75%
P.T. NOWSCO WELL SERVICE INDONESIA	Indonesia	100%
P.T. WESTERN PETROLEUM SERVINDO	Indonesia	100%
PD MEXICANA SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (JV)	Mexico	50%
PROJECT MANAGEMENT SERVICES SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (JV)	Mexico	50%
SAMOTLOR HOLDINGS LIMITED	Cyprus	100%
SARKU-NOWSCO WELL SERVICES SDN. BHD.	Malaysia	100%
SEBEP QUIMICA INDUSTRIA E COMERCIO LTDA.	Brazil	100%
SEBEX OIL WELL SERVICES S.A.	Uruguay	100%
SOCIETE ALGERIENNE DE STIMULATION DES PUITS PRODUCTEURS d'HYDROCARBURES (BJSP) (JV)	Algeria	51%

NAME OF ENTITY	JURISDICTION OF ORGANIZATION	PERCENTAGE OWNED
SOCIETE DE SERVICES INDUSTRIELS (S.S.l.) (JV)	France	50%
THE WESTERN COMPANY OF NORTH AMERICA	Delaware	100%
TOMSK HOLDINGS LIMITED	Cyprus	100%
UFM HOLDINGS LIMITED	Cyprus	100%
VERINDER HOLDINGS LIMITED	Cyprus	100%
VERINDER WELL SERVICE (CYPRUS) LTD	Cyprus	100%
ZAO BJ SERVICES	Russia	100%
ZAO FRACMASTERNEFT	Russia	100%
ZAO SAMOTLOR FRACMASTER SERVICES	Russia	100%